UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 20, 2004 (October 19, 2004)

Cendant Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

9 West 57th Street
New York, NY		10019
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (212) 413-1800

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

     On October 20, 2004, we reported our third quarter 2004 results. Our third quarter 2004 results are discussed in detail in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

     Such release contains our projected increase in earnings per share from continuing operations for 2004 excluding the one-time tax benefit of $0.10 per share recorded in the first quarter 2004 related to our first quarter transaction with TRL Group, Inc. (formerly Trilegiant Corporation). We believe that this disclosure is useful to more accurately depict the growth of our operations given the anomalous nature of the tax benefit.

     The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and incorporated by reference in any of our filings under the Securities Act of 1933, as amended, as may be specified in such filing.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October 19, 2004, we announced that our Chief Financial Officer, Ronald L. Nelson, had been appointed as President of Cendant. Mr. Nelson will continue to serve as our Chief Financial Officer and report to our Chairman and Chief Executive Officer, Henry R. Silverman, who previously held the title of President as well. Mr. Nelson, 52, has been a director of Cendant since April 2003 and our Chief Financial Officer since May 2003. From April 2003 to May 2003, Mr. Nelson was Senior Executive Vice President, Finance. From November 1994 until March 2003, Mr. Nelson was Co-Chief Operating Officer of DreamWorks SKG. Prior thereto, he was Executive Vice President, Chief Financial Officer and a director at Paramount Communications, Inc., formerly Gulf & Western Industries, Inc. Mr. Nelson is a director of PHH Corporation, a wholly owned subsidiary of Cendant, which files reports pursuant to the Securities Exchange Act of 1934. The terms of Mr. Nelson’s employment agreement with Cendant are contained in the Agreement with Ronald L. Nelson, dated April 14, 2003, filed as Exhibit 99.2 to our Current Report on Form 8-K dated April 16, 2003 and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On October 19, 2004, our Board of Directors amended and restated our by-laws. The following is a brief summary of the changes:

• Article IV was amended to describe the respective duties of each of the chief executive officer and president of Cendant, including, without limitation:

•	the ability of each of the chief executive officer and president to preside over meetings of our board of directors and stockholders under certain circumstances; and

•	the president’s responsibilities with respect to, among other things, the general day-to-day supervision, direction and control over the administrative functions of Cendant.

•	Article IV also was amended to delineate the respective duties of each of the general counsel and secretary of Cendant.

•	Articles III and IV were amended to set forth the ability of certain of our officers to call special meetings of the Board of Directors and its committees.

This summary is not intended to be complete and is qualified in its entirety by reference to our Amended and Restated By-laws attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 8.01	Other Events.

On October 19, 2004, we announced that Linda C. Coughlin had been named as our Chief Administrative Officer. Ms. Coughlin joins Cendant from Linkage, Inc., a leadership and organization development firm, where she was President. Ms. Coughlin previously held senior positions at Zurich Scudder Investments, Scudder, Stevens & Clark, Citibank and American Express Company since 1976.

In addition, a copy of our press release, announcing our Board of Director’s approval of a regular quarterly cash dividend of $.09 per common share and an increase in our common stock repurchase program, attached hereto as Exhibit 99.2, is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

3.1	Amended and Restated By-laws of Cendant Corporation

99.1	Press Release: Cendant Reports Record Results for Third Quarter 2004

99.2	Press Release: Cendant’s Board of Directors Approves Regular Quarterly Cash Dividend of $0.09 Per Common Share

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION

	By:	/s/ Virginia M. Wilson
Virginia M. Wilson
Executive Vice President and
Chief Accounting Officer

Date: October 20, 2004

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated October 20, 2004 (October 19, 2004)

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Amended and Restated By-laws of Cendant Corporation

99.1	Press Release: Cendant Reports Record Results for Third Quarter 2004

99.2	Press Release: Cendant’s Board of Directors Approves Regular Quarterly Cash Dividend of $0.09 Per Common Share